Financial Instruments and Risk Management	12 Months Ended
Dec. 31, 2023
Financial Instruments and Risk Management
Financial Instruments and Risk Management

27. Financial Instruments and Risk Management

The company’s financial instruments consist of cash and cash equivalents, accounts receivable, derivative contracts, substantially all accounts payable and accrued liabilities, debt, and certain portions of other assets and other long-term liabilities.

Non-Derivative Financial Instruments

The fair values of cash and cash equivalents, accounts receivable, short-term debt, and accounts payable and accrued liabilities approximate their carrying values due to the short-term maturities of those instruments.

The company’s long-term debt and long-term financial liabilities are recorded at amortized cost using the effective interest method. At December 31, 2023, the carrying value of fixed-term debt accounted for under amortized cost was $11.1 billion (December 31, 2022 – $9.8 billion) and the fair value at December 31, 2023 was $11.1 billion (December 31, 2022 – $9.4 billion). The increase in carrying value and fair value of debt is mainly due to the issuance of $1.5 billion in aggregate principal of senior unsecured notes. The estimated fair value of long-term debt is based on pricing sourced from market data, which is considered a Level 2 fair value input.

Suncor entered into a partnership with Fort McKay First Nation (FMFN) and Mikisew Cree First Nation (MCFN) in 2018 where FMFN and MCFN acquired a combined 49% partnership interest in the East Tank Farm Development. The partnership liability is recorded at amortized cost using the effective interest method. At December 31, 2023, the carrying value of the Partnership liability accounted for under amortized cost was $413 million (December 31, 2022 – $427 million).

Derivative Financial Instruments

(a) Non-Designated Derivative Financial Instruments

The company uses derivative financial instruments, such as physical and financial contracts, to manage certain exposures to fluctuations in interest rates, commodity prices and foreign currency exchange rates, as part of its overall risk management program, as well as for trading purposes.

The changes in the fair value of non-designated derivatives are as follows:

($ millions)	2023	2022
Fair value outstanding, beginning of year	(65)	(98)
Changes in fair value recognized in earnings during the year (note 7)	25	(187)
Cash settlements - paid (received) during the year	20	220
Fair value outstanding, end of year	(20)	(65)

(b) Fair Value Hierarchy

To estimate the fair value of derivatives, the company uses quoted market prices when available, or third-party models and valuation methodologies that utilize observable market data. In addition to market information, the company incorporates transaction-specific details that market participants would utilize in a fair value measurement, including the impact of non-performance risk. However, these fair value estimates may not necessarily be indicative of the amounts that could be realized or settled in a current market transaction. The company characterizes inputs used in determining fair value using a hierarchy that prioritizes inputs depending on the degree to which they are observable. The three levels of the fair value hierarchy are as follows:

●	Level 1 consists of instruments with a fair value determined by an unadjusted quoted price in an active market for identical assets or liabilities. An active market is characterized by readily and regularly available quoted prices where the prices are representative of actual and regularly occurring market transactions to assure liquidity.
●	Level 2 consists of instruments with a fair value that is determined by quoted prices in an inactive market, prices with observable inputs, or prices with insignificant non-observable inputs. The fair value of these positions is determined using observable inputs from exchanges, pricing services, third-party independent broker quotes, and published transportation tolls. The observable inputs may be adjusted using certain methods, which include extrapolation over the quoted price term and quotes for comparable assets and liabilities.
●	Level 3 consists of instruments with a fair value that is determined by prices with significant unobservable inputs. As at December 31, 2023, the company does not have any derivative instruments measured at fair value Level 3.

In forming estimates, the company utilizes the most observable inputs available for valuation purposes. If a fair value measurement reflects inputs of different levels within the hierarchy, the measurement is categorized based upon the lowest level of input that is significant to the fair value measurement.

The following table presents the company’s derivative financial instrument assets and liabilities measured at fair value for each hierarchy level as at December 31, 2023 and 2022.

($ millions)	Level 1	Level 2	Level 3	Total Fair Value
Accounts receivable	36	107	-	143
Accounts payable	(85)	(123)	-	(208)
Balance at December 31, 2022	(49)	(16)	-	(65)
Accounts receivable	41	24	-	65
Accounts payable	(51)	(34)	-	(85)
Balance at December 31, 2023	(10)	(10)	-	(20)

During the year ended December 31, 2023, there were no transfers between Level 1 and Level 2 fair value measurements.

Offsetting Financial Assets and Liabilities

The company enters into arrangements that allow for offsetting of derivative financial instruments and accounts receivable (payable), which are presented on a net basis on the balance sheet, as shown in the table below as at December 31, 2023 and 2022.

Financial Assets

Gross
	Gross	Liabilities	Net Amounts
($ millions)	Assets	Offset	Presented
Fair value of derivative assets	4 305	(4 162)	143
Accounts receivable	10 349	(8 633)	1 716
Balance at December 31, 2022	14 654	(12 795)	1 859
Fair value of derivative assets	7 098	(7 033)	65
Accounts receivable	9 971	(6 897)	3 074
Balance at December 31, 2023	17 069	(13 930)	3 139

Financial Liabilities

Gross
	Gross	Assets	Net Amounts
($ millions)	Liabilities	Offset	Presented
Fair value of derivative liabilities	(4 370)	4 162	(208)
Accounts payable	(10 036)	8 633	(1 403)
Balance at December 31, 2022	(14 406)	12 795	(1 611)
Fair value of derivative liabilities	(7 118)	7 033	(85)
Accounts payable	(8 966)	6 897	(2 069)
Balance at December 31, 2023	(16 084)	13 930	(2 154)

Risk Management

The company is exposed to a number of different risks arising from financial instruments. These risk factors include market risks, comprising commodity price risk, foreign currency risk and interest rate risk, as well as liquidity risk and credit risk.

The company maintains a formal governance process to manage its financial risks. The company’s Commodity Risk Management Committee (CRMC) is charged with the oversight of the company’s trading and credit risk management activities. These activities are intended to manage risk associated with open price exposure of specific volumes in transit or storage, enhance the company’s operations, and enhance profitability through informed market calls, market diversification, economies of scale, improved transportation access, and leverage of assets, both physical and contractual. The CRMC, acting under the authority of the company’s Board of Directors, meets regularly to monitor limits on risk exposures, review policy compliance and validate risk-related methodologies and procedures.

1) Market Risk

Market risk is the risk or uncertainty arising from market price movements and their impact on the future performance of the business. The market price movements that could adversely affect the value of the company’s financial assets, liabilities and expected future cash flows include commodity price risk, foreign currency exchange risk and interest rate risk.

(a) Commodity Price Risk

Suncor’s financial performance is closely linked to crude oil and refined product prices (including pricing differentials for various product types) and, to a lesser extent, natural gas and electricity prices. The company may reduce its exposure to commodity price risk through a number of strategies. These strategies include entering into derivative contracts to limit exposure to changes in crude oil and refined product prices during transportation and natural gas prices.

An increase or decrease of US$10/bbl of crude oil as at December 31, 2023, would increase or decrease pre-tax earnings for the company’s outstanding derivative financial instruments by approximately $45 million (2022 – $70 million increase or decrease).

(b) Foreign Currency Exchange Risk

The company is exposed to foreign currency exchange risk on revenues, capital expenditures or financial instruments that are denominated in a currency other than the company’s functional currency (Canadian dollars). As crude oil is priced in U.S. dollars, fluctuations in US$/Cdn$ exchange rates may have a significant impact on revenues. This exposure is partially offset through the issuance of U.S. dollar denominated debt. A 1% strengthening in the Cdn$ relative to the US$ as at December 31, 2023, would decrease pre-tax earnings related to the company’s U.S. dollar denominated long-term debt, commercial paper and working capital by approximately $31 million (2022 – $100 million increase).

(c) Interest Rate Risk

The company is exposed to interest rate risk as changes in interest rates may affect future cash flows and the fair values of its financial instruments. The primary exposure is related to its revolving-term debt of commercial paper and future debt issuances.

To manage the company’s exposure to interest rate volatility, the company may periodically enter into interest rate swap contracts to fix the interest rate of future debt issuances. As at December 31, 2023, the company had no outstanding forward interest rate swaps. The simple average interest rate on total debt, including lease liabilities, for the year ended December 31, 2023 was 6.3% (2022 – 5.8%).

The company’s net earnings are sensitive to changes in interest rates on the floating rate portion of the company’s debt, which are offset by cash balances. To the extent interest expense is not capitalized, if interest rates applicable to floating rate instruments increased by 1%, it is estimated that the company’s pre-tax earnings would increase by approximately $12 million primarily due to a lower short-term debt balance (2022 – approximately $8 million decrease). This assumes that the amount and mix of fixed and floating rate debt remains unchanged from December 31, 2023. The proportion of floating interest rate exposure at December 31, 2023 was 3.2% of total debt outstanding (2022 – 18.0%).

2) Liquidity Risk

Liquidity risk is the risk that Suncor will not be able to meet its financial obligations when due. The company mitigates this risk by forecasting spending requirements as well as cash flow from operating activities, and maintaining sufficient cash, credit facilities, and debt shelf prospectuses to meet these requirements. Suncor’s cash and cash equivalents and total credit facilities at December 31, 2023 were $1.7 billion and $7.0 billion, respectively. Of Suncor’s $7.0 billion in total credit facilities, $5.5 billion were unutilized at December 31, 2023. In addition, Suncor has unused capacity under the Board of Directors authority of US$5.0 billion to issue debt. The ability of the company to raise additional capital utilizing these shelf prospectuses is dependent on market conditions. The company believes it has sufficient funding through the use of these facilities and access to capital markets to meet its future capital requirements.

Surplus cash is invested into a range of short-dated money market securities. Investments are only permitted in high credit quality government or corporate securities. Diversification of these investments is managed through counterparty credit limits.

The following table shows the timing of cash outflows related to trade and other payables and debt.

	December 31, 2022

	Trade and	Gross Derivative		Lease
($ millions)	Other Payables(1)	Liabilities(2)	Debt(3)	Liabilities
Within one year	7 959	3 824	3 375	477
2 to 3 years	39	546	1 066	807
4 to 5 years	39	-	1 541	652
Over 5 years	-	-	16 317	3 047
	8 037	4 370	22 299	4 983

	December 31, 2023

	Trade and	Gross Derivative		Lease
($ millions)	Other Payables(1)	Liabilities(2)	Debt(3)	Liabilities
Within one year	7 646	6 586	1 132	561
2 to 3 years	53	532	3 184	991
4 to 5 years	1	-	1 425	846
Over 5 years	-	-	14 175	4 038
	7 700	7 118	19 916	6 436

(1)	Trade and other payables exclude net derivative liabilities of $85 million (2022 – $208 million).
(2)	Gross derivative liabilities of $7.118 billion (2022 – $4.370 billion) are offset by gross derivative assets of $7.033 billion (2022 – $4.162 billion), resulting in a net amount of $85 million (2022 – $208 million).
(3)	Debt includes short-term debt, long-term debt and interest payments on fixed-term debt.

3) Credit Risk

Credit risk is the risk that a customer or counterparty will fail to perform an obligation or fail to pay amounts due, causing a financial loss. The company’s credit policy is designed to ensure there is a standard credit practice throughout the company to measure and monitor credit risk. The policy outlines delegation of authority, the due diligence process required to approve a new customer or counterparty and the maximum amount of credit exposure per single entity. Before transactions begin with a new customer or counterparty, its creditworthiness is assessed, and a credit rating and a maximum credit limit are assigned. The assessment process is outlined in the credit policy and considers both quantitative and qualitative factors. The company constantly monitors the exposure to any single customer or counterparty along with the financial position of the customer or counterparty. If it is deemed that a customer or counterparty has become materially weaker, the company will work to reduce the credit exposure and lower the assigned credit limit. Regular reports are generated to monitor credit risk and the Credit Committee meets quarterly to ensure compliance with the credit policy and review the exposures.

A substantial portion of the company’s accounts receivable are with customers in the oil and gas industry and are subject to normal industry credit risk. At December 31, 2023, substantially all of the company’s trade receivables were current.

The company may be exposed to certain losses in the event that counterparties to derivative financial instruments are unable to meet the terms of the contracts. The company’s exposure is limited to those counterparties holding derivative contracts owing to the company at the reporting date. At December 31, 2023, the company’s net exposure was $65 million (December 31, 2022 – $143 million).